UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 30, 2019

Date of Report (Date of earliest event reported)

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-16197	22-3537895
(Commission File Number)	(IRS Employer Identification No.)

500 Hills Drive, Suite 300

Bedminster, New Jersey 07921-1538

(Address of principal executive offices)

(908) 234-0700

(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PGC	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07  Submission of Matters to a Vote of Security Holders.

On April 30, 2019, the Annual Meeting of Shareholders of Peapack-Gladstone Financial Corporation (the “Company”) was held.  The Company’s shareholders took the following actions:

Proposal #1 – Election of Directors. Voted on the election of 13 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors.  The following is a list of directors elected at the Annual.

Name	For	Withheld
Carmen M. Bowser	14,884,602	105,777
Dr. Susan A. Cole	14,882,510	107,869
Anthony J. Consi, II	14,890,171	100,208
Richard Daingerfield	14,906,221	84,158
Edward A. Gramigna, Jr	14,875,958	114,422
Peter Horst	14,908,142	82,237
Steven A. Kass	14,917,007	73,372
Douglas L. Kennedy	14,915,717	74,662
Patrick J. Mullen	14,914,470	75,909
F. Duffield Meyercord	14,867,971	122,408
Philip W. Smith, III	14,031,888	958,491
Tony Spinelli	14,906,055	84,324
Beth Welsh	14,904,090	86,289

There were 1,754,985 broker non-votes on the proposal.

Proposal #2 - Compensation of Executive Officers. Voted on a non-binding, advisory basis to approve the compensation of the Company’s named executive officers.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	14,404,402
Against	485,296
Abstentions	100,681
Broker Non-Votes	1,754,985

Proposal #3 - Ratification of the Independent Registered Public Accounting Firm.  Voted to ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions, is as follows:

Number of Votes
For	16,669,963
Against	74,384
Abstentions	1,017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: May 3, 2019	By:	/s/ Jeffrey J. Carfora
Jeffrey J. Carfora
Senior Executive Vice President and Chief Financial
Officer